News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS NOVEMBER 2008
OPERATIONAL PERFORMANCE
HOUSTON, Dec. 1, 2008 – Continental Airlines (NYSE: CAL) today reported a November consolidated (mainline plus regional) load factor of 77.3 percent, 2.8 points below the November 2007 consolidated load factor, and a mainline load factor of 77.8 percent, 2.6 points below the November 2007 mainline load factor.  In addition, the carrier reported a domestic mainline November load factor of 80.6 percent, 2.5 points below the November 2007 domestic mainline load factor, and an international mainline load factor of 75.0 percent, 2.4 points below November 2007.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 80.8 percent and a mainline segment completion factor of 99.9 percent.
In November 2008, Continental flew 6.6 billion consolidated revenue passenger miles (RPMs) and 8.5 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 10.5 percent and a capacity decrease of 7.3 percent as compared to November 2007. In November 2008, Continental flew 5.9 billion mainline RPMs and 7.5 billion mainline ASMs, resulting in a mainline traffic decrease of 10.7 percent and a mainline capacity decrease of 7.8 percent as compared to November 2007. Domestic mainline traffic was 3.1 billion RPMs in November 2008, down 15.0 percent from November 2007, and domestic mainline capacity was 3.8 billion ASMs, down 12.4 percent from November 2007.
For November 2008, consolidated passenger revenue per available seat mile (RASM) is estimated to have increased between 1.0 and 2.0 percent compared to November 2007, while mainline passenger RASM is estimated to have increased between 2.0 and 3.0 percent compared to November 2007. Mainline domestic RASM for November 2008 is estimated to be between flat and up 1.0 percent compared to November 2007.
For October 2008, consolidated passenger RASM increased 9.5 percent compared to October 2007, while mainline passenger RASM increased 10.4 percent compared to October 2007.
Continental’s regional operations had a November load factor of 73.1 percent, 4.6 points below the November 2007 regional load factor.  Regional RPMs were 715.0 million and regional ASMs were 977.5 million in November 2008, resulting in a traffic decrease of 8.9 percent and a capacity decrease of 3.2 percent versus November 2007.
Continental Airlines is the world's fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,500 daily departures throughout the Americas, Europe and Asia, serving 134 domestic and 131 international destinations. More than 675 additional points are served via alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with Continental Express, carries approximately 69 million passengers per year.
Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the fifth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2008 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2007 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the consequences of the company’s high leverage, the significant volatility in the cost of aircraft fuel, the company’s transition to a new global alliance, delays in scheduled aircraft deliveries, its high labor and pension costs, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the airline pricing environment, industry capacity decisions, industry consolidation, terrorist attacks, regulatory matters, excessive taxation, the availability and cost of insurance, public health threats, an economic downturn in the U.S. and global economies and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
NOVEMBER	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	3,079,293	3,622,394	-15.0	Percent

International	2,784,408	2,944,508	-5.4	Percent
Transatlantic	1,465,741	1,518,980	-3.5	Percent
Latin America	801,485	821,060	-2.4	Percent
Pacific	517,182	604,468	-14.4	Percent

Mainline	5,863,701	6,566,902	-10.7	Percent
Regional	715,003	785,014	-8.9	Percent
Consolidated	6,578,704	7,351,916	-10.5	Percent
AVAILABLE SEAT MILES (000)
Domestic	3,820,013	4,361,285	-12.4	Percent

International	3,712,195	3,805,619	-2.5	Percent
Transatlantic	1,986,001	1,975,055	0.6	Percent
Latin America	1,016,962	1,028,432	-1.1	Percent
Pacific	709,232	802,132	-11.6	Percent

Mainline	7,532,208	8,166,904	-7.8	Percent
Regional	977,543	1,009,989	-3.2	Percent
Consolidated	8,509,751	9,176,893	-7.3	Percent
PASSENGER LOAD FACTOR
Domestic	80.6 Percent	83.1 Percent	-2.5	Points

International	75.0 Percent	77.4 Percent	-2.4	Points
Transatlantic	73.8 Percent	76.9 Percent	-3.1	Points
Latin America	78.8 Percent	79.8 Percent	-1.0	Points
Pacific	72.9 Percent	75.4 Percent	-2.5	Points

Mainline	77.8 Percent	80.4 Percent	-2.6	Points
Regional	73.1 Percent	77.7 Percent	-4.6	Points
Consolidated	77.3 Percent	80.1 Percent	-2.8	Points
ONBOARD PASSENGERS
Mainline	3,487,165	4,049,359	-13.9	Percent
Regional	1,325,422	1,453,089	-8.8	Percent
Consolidated	4,812,587	5,502,448	-12.5	Percent
CARGO REVENUE TON MILES (000)
Total	79,033	93,078	-15.1	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2008	2007	Change
REVENUE PASSENGER MILES (000)
Domestic	39,504,455	41,663,896	-5.2	Percent

International	36,967,642	35,815,311	3.2	Percent
Transatlantic	19,814,324	18,593,410	6.6	Percent
Latin America	10,652,411	10,198,420	4.5	Percent
Pacific	6,500,907	7,023,481	-7.4	Percent

Mainline	76,472,097	77,479,207	-1.3	Percent
Regional	9,103,936	9,063,304	0.4	Percent
Consolidated	85,576,033	86,542,511	-1.1	Percent
AVAILABLE SEAT MILES (000)
Domestic	47,447,743	49,553,311	-4.2	Percent

International	47,198,249	44,922,409	5.1	Percent
Transatlantic	25,674,637	23,328,808	10.1	Percent
Latin America	12,991,056	12,602,633	3.1	Percent
Pacific	8,532,556	8,990,968	-5.1	Percent

Mainline	94,645,992	94,475,720	0.2	Percent
Regional	11,963,468	11,573,141	3.4	Percent
Consolidated	106,609,460	106,048,861	0.5	Percent
PASSENGER LOAD FACTOR
Domestic	83.3 Percent	84.1 Percent	-0.8	Points

International	78.3 Percent	79.7 Percent	-1.4	Points
Transatlantic	77.2 Percent	79.7 Percent	-2.5	Points
Latin America	82.0 Percent	80.9 Percent	1.1	Points
Pacific	76.2 Percent	78.1 Percent	-1.9	Points

Mainline	80.8 Percent	82.0 Percent	-1.2	Points
Regional	76.1 Percent	78.3 Percent	-2.2	Points
Consolidated	80.3 Percent	81.6 Percent	-1.3	Points
ONBOARD PASSENGERS
Mainline	44,894,665	46,814,584	-4.1	Percent
Regional	16,597,677	16,538,162	0.4	Percent
Consolidated	61,492,342	63,352,746	-2.9	Percent
CARGO REVENUE TON MILES (000)
Total	934,676	945,384	-1.1	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
NOVEMBER	2008	2007	Change
On-Time Performance [1]	80.8%	78.0%	2.8	Points
Completion Factor [2]	99.9%	99.8%	0.1	Points
October 2008 year-over-year consolidated RASM change			9.5	Percent
October 2008 year-over-year mainline RASM change			10.4	Percent
November 2008 estimated year-over-year consolidated RASM change			1.0 - 2.0	Percent
November 2008 estimated year-over-year mainline RASM change			2.0 - 3.0	Percent
November 2008 estimated average price per gallon of fuel, including fuel taxes			2.77	Dollars
Fourth Quarter 2008 estimated average price per gallon of fuel, including fuel taxes			3.03	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage